UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2022 (May 31, 2022)

MALVERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

42 East Lancaster Avenue, Paoli, Pennsylvania 19301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 644-9400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MLVF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.Changes in Registrant’s Certifying Accountant.

(a)  On May 31, 2022, Malvern Bancorp, Inc. (the “Company”) dismissed Baker Tilly US, LLP (“BT”) as its independent registered public accounting firm. The dismissal of BT was approved by the Audit Committee of the Board of Directors of the Company. The audit reports of BT on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2021 and September 30, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle.

During the Company’s fiscal years ended September 30, 2021 and September 30, 2020 and through May 31, 2022, there were no: (i) disagreements with BT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BT would have caused BT to make reference thereto in its reports on the financial statements of the Company for such years, or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K, other than material weaknesses in the Company’s internal control over financial reporting disclosed by the Company in its Annual Report on Form 10-K for the fiscal year ended September 30, 2020, which material weaknesses were subsequently remedied by the Company.

The Company provided BT with a copy of the disclosure it is making in this Current Report on Form 8-K and requested from BT a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of BT’s letter dated June 2, 2022 is attached hereto as Exhibit 16.1.

(b) The Audit Committee of the Board of Directors of the Company recently completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022. On May 31, 2022, the Company engaged Wolf & Company, P.C. (“Wolf”) as auditors for the Company, effective immediately. The engagement of Wolf was approved by the Audit Committee of the Board of Directors of the Company.

During the fiscal years ended September 30, 2021 and September 30, 2020 and through May 31, 2022, neither the Company nor anyone on the Company’s behalf consulted Wolf regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of Baker Tilly US, LLP to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALVERN BANCORP, INC.

Dated: June 2, 2022	By:	/s/ Joseph D. Gangemi
Joseph D. Gangemi
Executive Vice President and Chief Financial Officer

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